Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Clawback Policy

We adopted the XBiotech, Inc. Clawback Policy (as may be amended and/or restated from time to time) (the “Clawback Policy”), which is intended to comply with the Nasdaq listing standards adopted pursuant to Rule 10D-1 under the Exchange Act. Under the Clawback Policy, if the Company is required to prepare an accounting restatement due to any material noncompliance with financial reporting requirements under applicable securities laws, we will be required to recover from current and former NEOs any incentive-based compensation that was erroneously paid or provided to the NEOs during the three years preceding the date that the Company is required to prepare such restatement, unless the Audit Committee determines that recovery would be impracticable. Incentive-based compensation includes compensation that is granted, earned, or vested based wholly or in part on any financial reporting measure(s). If recovery is triggered under the Clawback Policy due to an accounting restatement, we are required to recover the excess of the amount of incentive-based compensation actually received by the NEO over the amount of incentive-based compensation that he or she would have received had payment been determined based on the restated financial measure.

During the fiscal year ended December 31, 2025, there were no amounts subject to recovery under the Clawback Policy.